                                  WARRANT AGREEMENT

          WARRANT AGREEMENT, dated as of June 8, 1998 (the "Agreement"), between Javelin Systems, Inc., a Delaware corporation ("Borrower") and FINOVA Capital Corporation, an Arizona corporation ("Lender").

                                PRELIMINARY STATEMENTS

          A. Lender is entering into a Loan and Security Agreement dated the date hereof with Borrower and the other parties named therein (such agreement as it may be amended from time to time, the "Loan Agreement") pursuant to which Lender has agreed to extend certain Loans to Borrower subject to the terms and conditions thereof. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Warrant and, if not defined therein, in the Loan Agreement.

          B. It is a condition to the funding of the Loans by Lender that Borrower shall issue to Lender a Warrant for the purchase of Common Stock in the form of Annex A to this Agreement (the "Warrant").

          C. Borrower is willing to issue and sell to Lender the Warrant on the terms set forth herein to induce Lender to fund the Loan.

          NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1.   ISSUANCE OF WARRANT AND CLOSING.

     1.1 ISSUANCE OF WARRANT. Pursuant to the terms set forth in this Agreement, Borrower hereby agrees to issue and sell to Lender the Warrant on the Closing Date in exchange for the funding of the Loans by Lender in accordance with the terms and conditions of the Loan Agreement.

     1.2 THE CLOSING. The closing (the "Closing") of the purchase and sale of the Warrant shall take place on the Closing Date. At the Closing, the Borrower shall deliver to Lender the Warrant. The Closing shall occur at the offices of Orrick, Herrington & Sutcliffe LLP, 777 South Figueroa Street, Suite 3200, Los Angeles, California or at such other place as the parties may mutually agree.

2. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lender that the following statements are true, correct and complete as of the Closing Date:

     2.1 ORGANIZATION. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Borrower has full corporate power and authority and full legal right to own or to hold under lease its properties and to carry on the business in which it is presently engaged. Borrower is duly qualified and in good standing as a foreign corporation and is licensed, admitted or approved to do business as a foreign corporation in each jurisdiction wherein the character of the properties owned or held under lease by it, or the nature of the business conducted by it, makes such qualification necessary, except where the failure to qualify would not have a material adverse effect on Borrower or any of its subsidiaries, and would not have any adverse effect on the enforceability of this Agreement.

     2.2 AUTHORITY. Borrower has full corporate power and authority to execute and deliver this Agreement and to issue the Warrant and to perform its obligations hereunder and thereunder. This Agreement has been duly authorized, executed and delivered by Borrower and the Warrant has been duly authorized and issued by Borrower and each is valid, binding and enforceable against Borrower in accordance with its terms.

     2.3 VALID ISSUANCE OF COMMON STOCK. The Common Stock to be issued to Lender upon exercise of the Warrant, when issued and delivered in accordance with the terms thereof, will be duly and validly issued and, upon receipt by Borrower of the funds equal to the Warrant Price, will be fully paid and nonassessable and issued in compliance with all applicable federal and state securities laws.

     2.4 NO CONFLICTS. None of the execution, delivery or performance of this Agreement by Borrower, the issuance of the Warrant or the issuance of the Common Stock upon exercise of the Warrant will conflict with Borrower's Certificate of Incorporation or By-Laws or result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which Borrower is a party or by which Borrower is bound.

     2.5 CAPITALIZATION. At the Closing Date, the authorized Common Stock of Borrower will consist of 10,000,000 shares of Common Stock, $0.01 par value.

3. INVESTMENT REPRESENTATIONS OF LENDER. Lender hereby represents and warrants to Borrower that the following statements are true, correct and complete as of the Closing Date:

     3.1 INVESTMENT. Lender is purchasing the Warrant and the shares of underlying the Warrant (the "Warrant Shares") for investment purposes with no intention of distributing or reselling the Warrant or any part thereof, or interest therein, in any transaction which would be in violation of the securities laws of the United States or any state thereof, without prejudice, however, to Lender's right at all times to sell or otherwise dispose of all or any part of the Warrant or Warrant Shares under an effective registration statement under the Act or under an exemption from such registration requirements available under the Act, and subject, nevertheless, to the disposition of Lender's property being at all times within Lender's control.

     3.2 NO PUBLIC MARKET. Lender understands that neither the Warrant nor the Warrant Shares have been registered under the Act by reason of its issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) and Regulation D thereof, and that it (or the person for whose account it is acting) will have to hold the Warrant and/or Warrant Shares, and bear the economic risk of such investment, indefinitely unless a subsequent disposition thereof is registered under the Act or is exempt from registration.

     3.3 EXPERIENCE. Without in any way limiting the force or effect of the representations and warranties of Borrower or any other party contained in this Agreement or any other Loan Document, the Lender acknowledges that it and its representatives are experienced in, and capable of, evaluating the financial condition and prospects of corporations like Borrower.

     3.4 ACCREDITED INVESTOR. Lender is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Act.

4. LEGEND REQUIREMENTS. The Warrant and each certificate representing the Warrant Shares shall bear substantially the following legend:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT."

5. REPORTING REQUIREMENTS. So long as the Warrant and any warrants issued in substitution, combination or subdivision thereof remain outstanding, Borrower shall deliver to Lender and any other holder of the Warrant and any warrants issued in substitution, combination or subdivision thereof (i) copies of all financial statements and reports regarding Borrower and/or any of its subsidiaries which Borrower is required at any time to deliver to holders of its Common Stock, whether required under the terms of any agreement with respect to such Common Stock (whether or not such agreement remains in full force and effect and whether or not such Common Stock remains outstanding) or otherwise and (ii) promptly, copies of all filings and notices made with the Securities and Exchange Commission or any other Federal or state Governmental Authority or regulatory body.

6.   MISCELLANEOUS.

     6.1 BINDING EFFECT. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     6.2 AMENDMENT. This Agreement may be amended only by a written instrument signed by the parties hereto.

     6.3 APPLICABLE LAW. The laws of the State of Arizona shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law except that matters with respect to the general corporate laws of the State of Delaware shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware.

     6.4 NOTICES. All notices and other communications provided for herein shall be given in the manner provided in Section 9.12 of the Loan Agreement, to the party to whom it is directed:

          (a)  If to Borrower, to it at the following address:

                    Mr. Richard Stack
                    President & Chief Executive Officer
                    Javelin Systems, Inc.
                    1881 Langley Avenue
                    Irvine, CA 92614

          (b) If to Lender, to it at the address set forth in the Loan Agreement, or at such other address as either party shall have specified by notice in writing to the other.

     6.5 DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

     6.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     6.7 SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

     6.8 EXPENSES. Regardless of whether the transactions contemplated hereby are consummated, Borrower shall pay or reimburse Lender for all expenses reasonably incurred by Lender in connection with the transactions contemplated hereby and by the Warrant, or any enforcement of any rights granted under this Agreement or the Warrant, including, without limitation: (x) the cost and expenses of preparing and duplicating this Agreement and the Warrant; (y) out-of-pocket expenses, including fees, expenses and disbursements of Lender's counsel, in connection with the transactions contemplated by this Agreement or the Warrant, or in connection with any waivers or amendments relating to or any efforts to enforce the provisions of such agreements, or in connection with or arising out of any litigation, investigation or proceeding instituted with respect to such agreements or any transaction contemplated thereby; and (z) all documentary, stamp, transfer and similar taxes, including interest and penalties and any recording fees and filing fees at any time payable in respect of the consummation of the transactions contemplated by this Agreement or the issuance of the Warrant. Borrower also agrees to save Lender harmless from all claims in respect of the fees of brokers and finders (other than brokers or finders retained by the Lender), including, without limitation, fees which might be owing to any depositaries or transfer and other agents retained in connection with the transactions contemplated hereby.

     6.9  INDEMNITY.  In addition to the payment of expenses pursuant to Section
6.8 hereof, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to indemnify and hold Lender and its partners, investors, officers, directors, trustees, advisory committee members, employees and agents (collectively the "indemnitees") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable expenses in connection therewith, including, without limitation, attorneys' fees and disbursements (the "indemnified liabilities"), reasonably incurred in any capacity by the indemnitees or any of them as a result of, or arising out of, or relating to the execution, delivery, performance or enforcement of this Agreement or the Warrant; provided, however, that Borrower shall have no obligation to an indemnitee hereunder with respect to indemnified liabilities arising out of or resulting from the gross negligence or willful misconduct of that indemnitee. To the extent that the undertaking to indemnify and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the indemnitees or any of them.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        JAVELIN SYSTEMS, INC.




                                        By
                                          --------------------------------------
                                             Its
                                                --------------------------------


                                        FINOVA CAPITAL CORPORATION




                                        By
                                           -------------------------------------
                                             Its
                                                --------------------------------

                                      ANNEX A

                                  FORM OF WARRANT

                                   See attached.

THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE HEREOF AS HEREIN PROVIDED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

Warrant No. 0001

                                      WARRANT

                               JAVELIN SYSTEMS, INC.

                               Expiring June 8, 2003

     This is to certify that, for value received, FINOVA Capital Corporation ("LENDER"), or registered assigns, is entitled during the Exercise Period to purchase, from time to time, from Javelin Systems, Inc., a Delaware corporation (together with its successors and assigns, the "COMPANY"), at the Warrant Office, 100,000 shares of the duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company as of the Closing Date (defined below), at the Warrant Price. The number of shares of Common Stock purchasable hereunder is subject to adjustment from time to time in the manner provided in Section 4 hereof.

     This Warrant was issued on the same date as the closing date (the "CLOSING DATE") under the Loan and Security Agreement (as amended, extended or replaced from time to time, the "LOAN AGREEMENT") dated as of June 8, 1998 among the Company, the Lender and the other parties named therein, pursuant to which credit is being extended to the Company on the terms and subject to the conditions set forth therein. This Warrant is separate from the credit extended under the Loan Agreement and may be assigned by the holder hereof without restriction, subject to certain rights of the Company set forth in Section 3.

     Certain terms used in this Warrant are defined in Section 5.

SECTION 1.     EXERCISE OF WARRANTS.

     1.1 METHOD OF EXERCISE FOR COMMON STOCK. Subject to the provisions of Section 3 of this Warrant, to exercise this Warrant for Common Stock in whole or in part, the holder hereof shall deliver to the Company at the Warrant Office designated pursuant to Section 2.1 not less than ten (10) days prior to the date on which all or part of this Warrant shall be exercised: (i) a written notice, in substantially the form of the Subscription Notice appearing at the end of this Warrant, of such holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, the nature of payment, whether by check or Warrants (pursuant to Section 1.3) or by a combination thereof, and the date as of which such holder is exercising, in whole or in part, this Warrant (the "WARRANT EXERCISE DATE"), (ii) a certified or official bank check payable to the order of the Company and/or Warrants and/or any other form of consideration which the Company may have agreed to accept in payment of the Warrant Price in the aggregate equal to the aggregate Warrant Price of the number of shares of Common Stock being purchased and (iii) this Warrant. The Company shall execute and deliver or cause to be executed and delivered, in accordance with said notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice, dated as of the Warrant Exercise Date. The stock certificate or certificates so delivered shall be in the denomination of whole shares as may be specified in said notice and shall be issued in the name of such holder or such other name as shall be designated in said notice. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Warrantholder would otherwise be entitled, the Company shall make a cash payment to the Warrantholder equal to the Fair Market Value of the Common Stock multiplied by such fraction. Such certificate or certificates shall be deemed to have been issued and such Warrantholder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares as of the Warrant Exercise Date as aforesaid, subject to the prior delivery by the holder hereof of the items described in clauses (i) through (iii) above. The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of such stock certificates, except that, in case such stock certificates shall be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the issuance of such stock certificate or certificates shall be paid by the holder hereof at the time of delivering the notice of exercise mentioned above or promptly upon receipt of a written request of the Company for payment of the same. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and the same returned to such holder. The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of such stock certificates and new Warrants, except that, in case such stock certificates or new Warrants shall be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the issuance of such stock certificate or certificates or new Warrants shall be paid by the holder hereof at the time of delivering the notice of exercise mentioned above or promptly upon receipt of a written request of the Company for payment of the same.

     1.2 WARRANT SHARES TO BE FULLY PAID AND NONASSESSABLE. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if the Common Stock is then listed on a securities exchange, shall be duly listed thereon.

     1.3 PAYMENT OF WARRANT PRICE WITH WARRANTS. Upon any exercise of this Warrant as provided in Section 1.1, the holder hereof may, in lieu of payment of the Warrant Price in cash, surrender any Warrant (valued for such purpose at the Current Market Price of the underlying Common Stock for which such Warrant is exercisable on the date of such exercise less the Warrant Price) and apply all or a portion of the amount so determined to the payment of the Warrant Price for the number of shares of Common Stock being purchased.

     1.4 LEGEND ON WARRANT SHARES. Each certificate for Warrant Shares initially issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Act, shall bear the following legend (and any additional legend required by any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT."


Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of (i) a sale pursuant to an effective registration statement or (ii) an exempt sale pursuant to Rule 144 under the Act of the securities represented thereby) shall also bear such legend unless, in the written opinion of Orrick, Herrington & Sutcliffe LLP or such other counsel for the holder thereof as shall be reasonably acceptable to the Company, delivered to the Company to the effect that the securities represented thereby need no longer be subject to the restrictions contained in said Section 3. The Company agrees to pay the fees and expenses of any such counsel representing the Initial Warrantholder rendering such opinion but in all other cases such fees and expenses shall be borne by the Warrantholder. The provisions of said Section 3 shall be binding upon all subsequent holders of this Warrant.

     1.5 ACKNOWLEDGMENT OF CONTINUING OBLIGATION. The Company will, at the time of any exercise of this Warrant in whole or in part, upon request of the holder hereof, acknowledge in writing their continuing obligation to such holder in respect of Sections 3, 5, 6(d) and 6(e) hereof and Sections 5 and 6.9 of the Warrant Agreement to which such holder shall continue to be entitled after such exercise in accordance with this Warrant; PROVIDED, HOWEVER, that the failure of such holder to make any such request shall not affect the continuing obligations of the Company to such holder in respect of such rights.

SECTION 2.     WARRANT OFFICE; TRANSFER, DIVISION OR COMBINATION OF WARRANTS.

2.1 WARRANT OFFICE. The Company shall maintain an office for certain purposes specified herein (the "WARRANT OFFICE"), which office shall initially be the Company's office located at 1881 Langley Avenue, Irvine, California 92614, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the Warrantholder.


     2.2 OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 2.

     2.3 TRANSFER OF WARRANTS. The Company agrees to maintain at the Warrant Office books for the registration and registration of transfer of the Warrants, and, subject to the provisions of Section 3 hereof, this Warrant and all rights hereunder (except as provided herein) are transferable, in whole or in part, on said books at said office, upon surrender of this Warrant at said office, together with a written assignment of this Warrant duly executed by the holder hereof or its duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and payment the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. A Warrant may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

     2.4 DIVISION OF WARRANTS. This Warrant may be divided or combined with other Warrants upon presentation hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.3 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     2.5 EXPENSES OF DELIVERY OF WARRANTS. The Company agrees to pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of any Warrant hereunder.

SECTION 3.     RESTRICTIONS ON EXERCISE AND TRANSFER; REGISTRATION RIGHTS.

     3.1 RESTRICTIONS ON EXERCISE AND TRANSFER. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to (and subject to compliance by the holder hereof with) the provisions of Section 3.2 hereof and then only in compliance with the provision contained in the following sentence or the other conditions specified in this Section 3, intended, among other things, to insure compliance with the provisions of the Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares.
The holder of this Warrant, by its acceptance hereof, agrees that it will not transfer this Warrant or the related Warrant Shares until registration of such Warrant or Warrant Shares under the Act has become effective or a sale of such Warrant Shares has been consummated pursuant to Rule 144 or other exemption under the Act. Any transfer of this Warrant may only be in whole and not in part.

     3.2 NOTICE OF INTENTION TO TRANSFER; OPINION OF COUNSEL. The holder of this Warrant, by its acceptance hereof, agrees that prior to or concurrently with any transfer of this Warrant or of the related Warrant Shares (other than to an affiliate of such holder or pursuant to a registration under the Act), such holder will give written notice to the Company of its intention to effect such transfer and, if requested by the Company, a written opinion of Orrick, Herrington & Sutcliffe LLP or other counsel for such holder, to the effect that such transfer may be effected without registration under the Act of this Warrant and/or such Warrant Shares. Additionally, such notice may indicate that the proposed transfer requires that the Company take any action and/or execute and file with the Commission and/or any state securities authority with jurisdiction and/or deliver to the holder of this Warrant and/or such Warrant Shares or any other person any form or document (other than a registration statement under the Act) in order to establish the entitlement of the holder hereof to take advantage of such method of disposition without registration under the Act, and if such notice so indicates, the Company agrees promptly to take any such action and/or execute and file and/or deliver any such form or document. The Company agrees to pay the expense associated with any action taken by the Company pursuant to the preceding sentence except any fees related to any "Blue Sky" filings requested by the holder, and the Company agrees to pay the fees and expenses of such counsel referred to above if such counsel represents the Initial Warrantholder.

     3.3 "PIGGYBACK" REGISTRATIONS. If the Company at any time proposes to register any of its equity securities (as defined in the Act), other than securities which are convertible into shares of Common Stock, under the Act on Forms S-1, S-2 or S-3 (but not Form S-4 or S-8) or on any other form upon which may be registered securities similar to the Warrant Shares, it will at each such time give written notice at least fifteen (15) days prior to the filing of the registration statement to the Warrantholder of its intention so to do. Such notice shall specify the proposed date of the filing of the registration statement and advise each Warrantholder of its right to participate therein. Upon the written request of any Warrantholder given not less than seven (7) days prior to the proposed date of filing set forth in such notice, the Company will use its best efforts to cause the Warrant Shares which the Company has been requested to register by such Warrantholder to be registered under the Act, all to the extent requisite to permit the sale or other disposition by such Warrantholder of the Warrant Shares so registered. If such registration statement is being filed in connection with an underwritten offering, the Warrant Shares held by the Warrantholder may only be included in such registration if, in the written opinion of the underwriter or underwriters managing the offering, the total amount of all securities of the Company to be so registered will not exceed the maximum amount of securities of the Company which can then be successfully marketed (1) by the managing underwriter in its sole reasonable discretion, and (2) without otherwise materially and adversely affecting the entire offering. To the extent that the amount of securities to be registered must be reduced in order to obtain the opinion referred to in the preceding sentence, such reduction shall be achieved by first eliminating from the registration some or all of the securities to be offered by persons (including, but not limited to, any persons or entities that have any registration rights with respect to any securities) other than the Warrantholder, PROVIDED, HOWEVER, that no such reduction shall reduce the securities being offered directly by the Company through such underwriter or underwriters. The right of any Warrantholder to have its Warrant Shares included in any registration statement being filed in connection with any underwritten offering shall be subject to such Warrantholder participating in the underwriting to the extent required under the Act or any rule thereunder or to the extent reasonably required by the underwriters and agreeing to be bound by the terms imposed by the underwriters that such underwriters deem reasonably necessary to the success of the offering.

     3.4 COMPANY'S OBLIGATIONS IN REGISTRATION. The obligation of the Company to use its best efforts to register any Warrant Shares pursuant to
Section 3.3 hereof includes the obligation to use its best efforts to register under the same registration statement the related Warrants if such registration is necessary to effect the offer and sale of underlying Warrant Shares to the public; PROVIDED, HOWEVER, that the foregoing proviso shall not restrict any Warrantholder from selling any Warrant to the underwriter or underwriters of any offering registered pursuant to Section 3.3 hereof so long as only Warrant Shares are offered and sold to the public.

     3.5 PAYMENT OF REGISTRATION EXPENSES. The Company agrees to pay the costs and expenses of all registrations under the Act and of all other actions which the Company is required to take or effect pursuant to this Section 3 (including, without limitation, all registration, qualification and filing fees, printing expenses, expenses of distributing prospectuses and other documents, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required in connection with any such registration) and all fees and disbursements of special counsel for the Initial Warrantholder.

     3.6 INFORMATION FROM THE WARRANTHOLDER. Notices and requests delivered by the Warrantholder to the Company pursuant to this Section 3 shall contain such information regarding the Warrant Shares and Warrants and the intended method of disposition thereof as shall reasonably be required in connection with the action to be taken, and each Warrantholder for whom Warrant Shares or Warrants are at any time being registered pursuant to Section 3.3 agrees to furnish promptly such additional information as the Company may reasonably request.

     3.7 COMPANY'S INDEMNIFICATION. In the event of any registration under the Act of any Warrant Shares or Warrants pursuant to this Section 3, the Company hereby agrees to indemnify and hold harmless each Warrantholder selling such Warrant Shares and each other person, if any, who controls such Warrantholder within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Warrantholder or controlling person may become subject under the Act or otherwise, in so far as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Warrant Shares were registered under the Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances made not misleading, and will reimburse such Warrantholder and each such controlling person for any legal or any other expenses incurred by such Warrantholder or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or proceeding; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Warrantholder or such controlling person, as the case may be, specifically for use in the preparation thereof or (b) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus or in the final prospectus, which amendment, supplement or final prospectus is delivered to such Warrantholder and such Warrantholder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of Warrant Shares to the person asserting such loss, claim, damage, liability or expense.

     3.8 CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action, suit, or proceeding or investigation is commenced, as to which an indemnitee demands indemnification pursuant to Section 3.7, such indemnitee shall notify the Company with reasonable promptness. If any such action, suit, proceeding or investigation shall be brought against such indemnitee and if such indemnitee shall notify the Company of the commencement of any such action, suit, proceeding or investigation, and if the Company is not in material default of any of its covenants and obligations under this Warrant or the Loan Agreement and shall have acknowledged its obligations to indemnify such indemnitee hereunder in respect thereof, then the Company shall be entitled to assume the defense of such action, suit, proceeding or investigation with counsel of its choice at its expense. Notwithstanding the election of the Company to assume the defense of such action, suit, proceeding or investigation, such indemnitee shall have the right to employ separate counsel and to participate in the defense of the action, suit, proceeding or investigation, however, the Company shall bear the reasonable fees, costs and expenses of such separate counsel only if (i) the use of counsel chosen by the Company to represent such Indemnitee would in the written opinion of counsel chosen by such Indemnitee present counsel chosen by the Company with a conflict of interest; (ii) the Company did not employ counsel to represent such Indemnitee within a reasonable time after notice of the institution of such action, suit, proceeding or investigation; or
(iii) the Company shall authorize such Indemnitee to employ separate counsel at the expense of the Company.

     3.9 PUBLIC INFORMATION. The Company covenants and agrees that if and for so long as the Common Stock shall be registered under Section 12 of the Exchange Act, at any time when any Warrantholder so entitled desires to make sales of any Warrant Shares or Warrants in reliance on Rule 144 or Rule 144A under the Act either (i) there will be available adequate current public information with respect to the Company as required by paragraph (c) of said Rule 144, or information with respect to the Company satisfying the requirements of paragraph (d)(iv) of said Rule 144A, as the case may be, or (ii) if such information is not available the Company will use its best efforts to make such information available without delay. Without limiting the foregoing, after the time of any such registration the Company will timely file with the Commission all reports required to be filed under Sections 13 and

15(d) of the Exchange Act and will promptly furnish to any Warrantholder so requesting a written statement that the Company has complied with all such reporting requirements.

     3.4 NO CONFLICTING REGISTRATION RIGHTS. The Company covenants and agrees that if and so long as any Warrants or any Warrant Shares shall remain outstanding and the holders thereof shall have any rights under this Section 3, it will not enter into any agreement with any person creating any rights with respect to the registration of any shares of Common Stock or any other security in conflict with or inconsistent with any rights retained by any holder of Warrants or Warrant Shares pursuant to this Section 3. Subject to the foregoing limitation, the Company may issue registration rights to other persons.

SECTION 4.     ANTI-DILUTION PROVISIONS.

     4.1 ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                    (a) ADJUSTMENT OF DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. In case at any time or from time to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (b) and (c) of this Section 4.

                    (b) ADJUSTMENT FOR RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock and securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled to upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraphs (a) and (c); and in each such case, the terms of this Section 4 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

                    (c) STOCK SPLITS AND REVERSE STOCK SPLITS. If at any time on or after the date hereof the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

          4.2 NOTICE OF ADJUSTMENT. Upon the occurrence of any event requiring an adjustment pursuant to Section 4.1 or effecting a change in the rights of the holder hereof, then and in each such case the Company shall promptly prepare a schedule setting forth the adjustment required pursuant to
Section 4.1 and the Warrant Price of such Shares hereunder and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company shall promptly mail a copy of such schedule to the registered holder of this Warrant.

     4.3 OTHER NOTICES. In case at any time while this Warrant is exercisable:

                    (a) there shall be any capital reorganization, or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity; or

                    (b) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, in any one or more of such cases, the Company shall give to the holder of this Warrant (i) at least twenty (20) days and not more than sixty
               (60) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least thirty (30) days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Any notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Each such notice shall also state whether the action in question or the record date is subject to the effectiveness of a registration statement under the Act or to a favorable vote of such security holders.

     4.4 PROHIBITION OF CERTAIN ACTIONS. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may reasonably be requested by the holder of any Warrant in order to protect the rights of the Warrantholder to exercise their Warrants for Shares against dilution or other impairment, consistent with the tenor and purpose of this
Section 4.


SECTION 5.     CERTAIN DEFINITIONS.

     For all purposes of this Warrant, unless the context otherwise requires, the following terms shall have the following respective meanings:

     "ACT": the Securities Act of 1933, as amended from time to time, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "AFFILIATE" of an entity: any person controlling, controlled by or under common control with such entity, including, but not limited to (i) any director or officer of such entity or any of its subsidiaries and (ii) any person who owns beneficially or of record 5% or more of the shares of the Common Stock of such entity or any of its subsidiaries or of which such entity, directly or indirectly, owns beneficially or of record 5% or more of the shares of Common Stock.

     "COMMISSION": the Securities and Exchange Commission, or any other federal agency then administering the Act.

     "COMMON STOCK": the Company's authorized Common Stock, par value $[.001] per share, as such class existed on the Closing Date, including stock of the Company of any class thereafter authorized which ranks, or is entitled to a participation, as to assets or dividends substantially on a parity with Common Stock.

     "COMPANY":  see the first paragraph of this Warrant.

     "CONVERTIBLE SECURITIES": any securities convertible or exchangeable for shares of Common Stock.

     "CURRENT MARKET PRICE" (per share of Common Stock at any date): the average of the daily market prices over a period of twenty (20) consecutive business days before such date. The market price for each such business day shall be the last sale price on such day on the principal securities exchange on which the Common Stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or if the Common Stock is not then listed or admitted on any stock exchange, the market price for each such business day shall be the last sale price on such day, or, if no sale takes place on such day, the average of the closing bid and asked prices on such day in the over-the-counter market, in either case as reported through NASDAQ, or, if such prices are not at the time so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company. If and so long as there shall be no exchange or over-the-counter market for the Common Stock during the 20-day period prior to the date on which Current Market Price is to be determined, the Current Market Price shall be the Fair Market Value; PROVIDED, HOWEVER, that in case the Company makes an underwritten public offering of shares of Common Stock, for purposes of the adjustment, if any, pursuant to Section 4, the Current Market Price with respect to such shares shall be deemed to be the price to the public shown in the final prospectus used in connection with such public offering.

     "EXERCISE PERIOD": the period commencing on 5:00 P.M., local time, June 9, 1998 and ending at 5:00 P.M., local time, June 8, 2003.

     "EXCHANGE ACT": the Securities Exchange Act of l934, as amended from time to time, or any successor federal statute, and the rules and regulations of the Commission thereunder.

     "FAIR MARKET VALUE": (a) as to securities regularly traded in the organized securities markets, the Current Market Price; and (b) as to all securities not regularly traded in the securities markets and other property, the fair market value thereof as shall be determined in good faith by the Board of Directors of the Company.

     "INITIAL WARRANTHOLDER":  FINOVA Capital Corporation.

      "OUTSTANDING": when used with reference to Common Stock at any date, all issued shares of Common Stock (including, but without duplication, shares deemed issued pursuant to Section 4) at such date, except shares then held in the treasury of the Company.

     "PERSON": an individual, corporation, partnership, joint venture, trust estate, unincorporated organization or government or an agency or political subdivision thereof.

     "SHARES":  see definition of "Warrant Shares" below in this Section 5.

     "WARRANT EXERCISE DATE": see Section 1.1.

     "WARRANT OFFICE":  see Section 2.1.

     "WARRANT PRICE" (per share of Common Stock at any date): the price at which one share of Common Stock may be purchased hereunder at any time, which shall equal for each share of Common Stock the lesser of (i) $9.00 per share and (ii) the Current Market Price as of the date the delivery of a Subscription Notice by a Warrantholder pursuant to Section 1.1 hereof.

     "WARRANT SHARES OR SHARES": the shares of Common Stock purchasable or purchased by the Warrantholder upon the exercise of the Warrant. Unless otherwise expressly stated herein, Warrant Shares shall not include shares of Common Stock purchased upon exercise of a Warrant which has been sold by a Warrantholder pursuant to (i) a registration statement under the Act or (ii) Rule 144 under the Act, and, in either case, have come to rest in the hands of a holder other than a Warrantholder or an Affiliate of a Warrantholder.

     "WARRANTHOLDER": the registered holder of a Warrant or Warrants or any related Warrant Shares.

     "WARRANTS": the warrant originally issued by the Company in connection with the initial closing under the Loan Agreement evidencing the right initially to purchase an aggregate of 100,000 shares of Common Stock outstanding at the date of such purchase and all warrants issued in substitution, combination or subdivision of any thereof.

SECTION 6.     CERTAIN COVENANTS OF THE COMPANY

     The Company covenants and agrees that

                    (a) it will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock or other securities or property deliverable upon the exercise of the Warrants sufficient to enable it at any time to fulfill all its obligations thereunder;

                    (b) before taking any action which would cause an adjustment reducing the Warrant Price below the then par value of the shares of Common Stock issuable upon exercise of the Warrants, it will take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Warrant Price;

                    (c) if any shares of Common Stock required to be reserved for the purposes of the exercise of this Warrant require registration with or approval of any governmental authority under any federal law (other than the Act) or under any state law before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, as expeditiously as possible, cause such shares to be duly registered or approved, as the case may be;

                    (d) if and so long as the Common Stock is listed on any national securities exchange (as defined in the Exchange Act), it will, at its expense, obtain and maintain the approval for listing upon official notice of issuance of all shares of Common Stock issuable upon the exercise of the Warrants at the time outstanding and maintain the listing of such shares after their issuance; and the Company will so list on such national securities exchange, will register under the Exchange Act (or any similar statute then in effect) and will maintain such listing of any other securities that at any time are issuable upon exercise of the Warrants if, and at the time that, any securities of the same class shall be listed on such national securities exchange by the Company;

                    (e) so long as any of the Warrants or Warrant Shares are outstanding, the Company shall furnish the holder thereof such other information as shall be requested by the holder thereof (provided that such holder shall have given the Company reasonable notice and opportunity to prepare such information), with respect to any information required to comply with any regulations of any governmental agency or body having jurisdiction over such holder or reasonably required by the independent auditors of such holder; and

                    (f) this Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 7.     NOTICE.

     Any notice or other document required to be given or delivered to the Warrantholder shall be delivered at, or sent by certified or registered mail to, each such holder at the last address shown on the books of the Company maintained at the Warrant Office for the registration and registration of transfer of the Warrants or at any more recent address of which any Warrantholder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to holders of record of outstanding Warrant Shares shall be delivered at, or sent by certified or registered mail to, each such holder at such holder's address as the same appears on the stock records of the Company. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the Warrant Office or such other address within the United States of America as shall have been furnished by the Company to the Warrantholder and the holders of record of Warrant Shares. Any notice or other document sent by certified or registered mail, return receipt requested, shall be deemed to have been delivered and received five (5) days after deposit in the mail if the receipt is appropriately completed and returned. Notices or documents delivered in any other manner shall be deemed to have been delivered only when and if received.

SECTION 8.     LIMITATIONS OF LIABILITY; NOT STOCKHOLDERS.

     No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 9.     LOSS, DESTRUCTION, ETC. OF WARRANTS.

     Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Warrant, or in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant; provided, however, that neither any Initial Warrantholder nor any other financial institution having combined net capital, capital surplus and undivided profits in excess of $50,000,000 which shall become a Warrantholder shall be required to provide any such bond of indemnity. Any Warrant issued under the provisions of this Section 9 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

SECTION 10.    LAW GOVERNING.

     THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ARIZONA EXCEPT THAT MATTERS WITH RESPECT TO THE GENERAL CORPORATE LAWS OF THE STATE OF DELAWARE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, each of the Company has caused this Warrant to be signed on its behalf.

Dated: June 8, 1998

                                             JAVELIN SYSTEMS, INC.

                                             By:
                                                --------------------------------
                                                       Title:

Attest:


------------------------------
Secretary/Asst Secretary

                                 SUBSCRIPTION NOTICE

Javelin

     __The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, ________ shares of the Common Stock covered by said Warrant and herewith (a) makes payment in full therefor of (i) $________ by certified or official bank check payable to the order of the Company; and/or (ii) $________ in respect of the foregoing Warrant (calculated as provided in Section 1.3 of the foregoing Warrant) and (b) requests (1) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ________ , whose address is ________ and (2) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.

     __

                                        ---------------------------------
                                        Signature Guaranteed:

Dated:

                                      ASSIGNMENT



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ the rights represented by the foregoing Warrant of Javelin and appoints _______________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.

                                        ---------------------------------
                                        Signature Guaranteed:

Dated: